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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549





                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





     Date of Report (Date of earliest event reported):  December 11, 1996





                                U S WEST, Inc.
            (Exact name of registrant as specified in its charter)
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A Delaware Corporation    Commission File  IRS Employer Identification
(State of incorporation)  Number 1-8611    No. 84-0926774
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              7800 East Orchard Road, Englewood, Colorado 80111
         (Address of principal executive offices, including Zip Code)

                       Telephone Number (303) 793-6500
             (Registrant's telephone number, including area code)

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Item  7.    Exhibits

Exhibit          Description

4A Form of Distribution Agreement dated as of December 9, 1996, by and among U S WEST Capital Funding, Inc., U S WEST, Inc. , Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Goldman, Sachs & Co., Lehman Brothers, Morgan Stanley & Co. Incorporated Salomon Brothers Inc and Smith Barney Inc.

4B Form of Fixed Rate Note concerning the $500,000,000 U S WEST Capital Funding, Inc. Medium-Term Notes due nine months or more from date of issue, unconditionally guaranteed as to payment of principal premium, if any, and interest by U S WEST, Inc.

4C Form of Floating Rate Note concerning the $500,000,000 U S WEST Capital Funding, Inc. Medium-Term Notes due nine months or more from date of issue, unconditionally guaranteed as to payment of principal premium, if any, and interest by U S WEST, Inc.


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                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     U  S  WEST,  Inc.

/s/  STEPHEN  E.  BRILZ
By:___________________________
Stephen  E.  Brilz
Assistant  Secretary
Dated:    December  11,  1996